                                                                    EXHIBIT 4(m)

THIS NOTE HAS NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND HAS BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$57,000                                                  St. Petersburg, Florida
September 6, 1996


     FOR VALUE RECEIVED, the undersigned, Medcross, Inc., a Florida corporation (hereinafter referred to as the "Maker"), hereby promises to pay to Jeffries International, Ltd. (the "Payee") at 46 New Broad Street, London EC2M 1JD or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Fifty-Seven Thousand Dollars ($57,000) in one installment due on April 1, 1997 (the "Maturity Date"), together with interest from and after the date hereof at the rate of eight percent (8%) per annum computed on the unpaid principal balance. Interest shall be paid by Maker to the Payee quarterly on November 15, February 15, May 15 and August 15 until the principal amount of the Note is converted or paid by the Company. By acceptance of this 8% Convertible Promissory Note (the "Note"), the Payee represents, warrants, covenants and agrees that he, she or it will abide by and be bound by its terms.

1.   Prepayment and Notices. The unpaid principal balance outstanding under this
     ----------------------
Note may be prepaid in part or in full by the Maker without penalty, upon thirty
(30) days notice to the Payee stating the repayment amount and repayment date (the "Repayment Date"); provided, however, that as a condition precedent to prepayment hereunder, the Maker shall have effected an amendment to its Articles of Incorporation to increase the authorized capital stock of the Maker and shall have designated a sufficient amount of Class C Preferred Stock (as hereinafter defined) so as to accommodate conversion as set forth in Section 2 hereof. Any such notice must specify that the Payee may exercise its conversion rights prior to the Repayment Date.

2.   Conversion.
     ----------

     (a) Subject to the provisions of Section 2(b) hereof, the entirety of the unpaid principal amount of this Note shall be automatically converted at any time prior to the close of business on the Maturity Date in the manner and on the terms hereinafter set forth, into shares of Class C Convertible Cumulative Redeemable Preferred Stock ("Class C Preferred Stock") of the Maker at the rate of Sixty Dollars ($60.00) per share of Class C Preferred Stock (the "Conversion Price"), subject to adjustment pursuant to Section 4 hereof, upon the amendment of the Maker's Articles of Incorporation to increase its authorized number of shares of Preferred Stock, $10.00 par value, to at least 2,000,000 shares and the authorized number of shares of Common Stock, $.007 par value, to at least 50,000,000 shares (the "Articles Amendment") and the designation by the Maker of additional Class C Preferred Stock in an amount sufficient to accommodate conversion of this Note (the "Designation").

     (b) Notwithstanding any other provision of this Note to the contrary, upon receipt of notice of the Maker's intent to prepay part or all of the principal amount hereunder, the Payee may elect to exercise the Conversion Right and convert pursuant to Section 2(a) hereof all or a portion (as set forth in subsection (a) hereof) of the amount of unpaid principal which the Maker intends to prepay, up to the close of business on the last business day before the stated Repayment Date.

3.   Conversion Procedure.  Upon completion by the Maker of the Articles
     --------------------
Amendment and the Designation, the Maker shall promptly notify the holder of this Note that conversion of this Note has occurred and the date thereof (the "Automatic Conversion Date"). The holder shall thereupon surrender this Note to the Maker at the principal office of the Maker. The Conversion Right set forth in Section 2(b) of this Note may be exercised by the Payee by the surrender of this Note (along with the conversion form attached hereto duly executed) to the Maker at the principal office of the Maker. Risk of loss prior to surrender of this Note shall be borne by the Payee. Consequently, hand delivery with written acknowledgement of receipt by the Maker or registered or certified mail, return receipt requested, is the preferred mode of delivery. Conversion pursuant to
Section 2(b) hereof shall be deemed to have been effected on the date when such delivery of the conversion notice is actually made or, if earlier, at the expiration of five calendar days after being sent to the Maker by the Payee by registered or certified mail, return receipt requested, with postage thereon fully prepaid (the "Conversion Date"). As promptly as practicable thereafter, the Maker shall issue and deliver to the Payee certificates representing the number of shares of Class C Preferred Stock to which the Payee is entitled together with a check for the accrued interest to the Automatic Conversion Date or the Conversion Date, as the case may be. The Maker shall not be obligated to issue certificates representing shares of Class C Preferred Stock in the name of any party other than the Payee. The person or entity in whose name the certificates representing the shares of Class C Preferred Stock issuable upon conversion hereof shall be deemed to have become a holder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. The Maker covenants that all securities which may be issued upon exercise of the Conversion Right will, upon issuance, be fully paid and nonassessable and free of all taxes, liens and charges caused or created by the Maker with respect to the issuance thereof.

4.   Adjustments.  The number and kind of securities which may be received upon
     -----------
the exercise of the Conversion Right and the Conversion Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     (a)    Stock Splits and Combinations.  If the Maker shall at any time or
            -----------------------------
from time to time after the date hereof effect a subdivision of its outstanding shares of Class C Preferred Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased and the number of shares purchasable upon conversion proportionately increase, and conversely, if the Maker shall at any time or from time to time after the date hereof combine its outstanding shares of Class C Preferred Stock, the Conversion Price then in effect immediately before such combination shall be proportionately increased and the number of shares purchasable upon conversion shall be proportionately decreased. Any adjustment under this section shall become effective upon the close of business on the date the subdivision or combination becomes effective.

     (b)    Certain Dividends and Distributions.  In the event that the Maker
            -----------------------------------
shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of shares of Class C Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Class C Preferred Stock, then and in each such event, the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event that such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

            (i) the numerator of which shall be the total number of shares of Class C Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

            (ii) the denominator of which shall be the sum of the total number of shares of Class C Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and the number of shares of Class C Preferred Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been
                 --------  -------
fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

     (c)    Other Dividends and Distributions.  In the event that the Maker at
            ---------------------------------
any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of shares of Class C Preferred Stock entitled to receive, a dividend or other distribution payable in securities of the Maker other than shares of Class C Preferred Stock, then and in each such event provisions shall be made so that the holder of this Note shall receive, upon conversion of this Note, in addition to the number of shares of Class C Preferred Stock receivable thereupon, the amount of securities of the Maker which such holder would have received had its Note been converted into shares of Class C Preferred Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by the holder as aforesaid during such period, giving application to all adjustments called for during such period under this section with respect to the rights of the holder of the Note.

     (d)    Reclassification, Exchange or Substitution.  If the shares of
            ------------------------------------------
Class C Preferred Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in subsection (e) below), then and in each such event, the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification or other change, as the holder of the number of shares of Class C Preferred Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

     (e)    Reorganization, Merger, Consolidation or Sale of Assets.  If, at
            -------------------------------------------------------
any time or from time to time, there shall be a capital reorganization of the shares of Class C Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this section) or a merger or consolidation of the Maker with or into another corporation, or the sale of all or substantially all of the Maker's properties and assets to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Maker, or of the successor corporation resulting from such merger or consolidation or sale, to which the holder of shares of Class C Preferred Stock deliverable upon conversion would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this section with respect to the rights of the holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this section (including adjustment of the Conversion Price then in effect and the number of shares of Class C Preferred Stock receivable upon conversion of this Note) shall be applicable after that event as nearly equivalent hereto as may be practicable.

     (f)    Minimum Adjustment.  Notwithstanding anything to the contrary set
            ------------------
forth herein, no adjustment of the Conversion Price shall be made in an amount equal to less than one cent ($.01), but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent ($.01) or more.

     (g)    Certificate of Adjustment.  Upon the occurrence of each adjustment
            -------------------------
or readjustment of the applicable Conversion Price pursuant to this section, the Maker shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate, signed by the Chairman of the Board, the President or the Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     (h)    Notices of Record Date.  If and in the event that:
            ----------------------

            (i) the Maker shall set a record date for the purpose of entitling the holders of shares of Class C Preferred Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

            (ii) the Maker shall set a record date for the purpose of entitling the holders of shares of Class C Preferred Stock to subscribe for or purchase any shares of any class or to receive any other rights;

            (iii) there shall occur any capital reorganization of the Maker, reclassification of the shares of capital stock of the Maker (other than a subdivision or combination of its outstanding shares of Class C Preferred Stock), consolidation or merger of the Maker with or into another corporation, or sale of all or substantially all of the assets of the Maker; or

            (iv) there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Maker;

then, and in any such case, the Maker shall cause to be mailed to the holder of record of this Note, at least thirty (30) days prior to the dates hereinafter specified, a notice stating the date: (A) which has been set as the record date for the purpose of such dividend, distribution, or rights; or (B) on which such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the record date as of which the holder of record shall be entitled to exchange this Note for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up.

5.   Reservation.  The Maker covenants that the Maker will use its best efforts
     -----------
to cause the Articles Amendment and to designate a sufficient number of shares of Class C Preferred Stock prior to the period within which the Conversion Right may be exercised to provide for the exercise of the Conversion Right in full.

6.   Fractional Shares. No fractional shares of Class C Preferred Stock shall be
     -----------------
issued upon conversion of this Note. In lieu of any fractional shares of Class C Preferred Stock to which the Payee would otherwise be entitled, the Maker shall pay an amount equal to the product of such fraction multiplied by the fair value of one share of Class C Preferred Stock on the Conversion Date, as determined in good faith by the Board of Directors of the Maker.

7.   Miscellaneous.
     -------------

     (a)    Restricted Securities.  By acceptance hereof, the Payee
            ---------------------
understands and agrees that this Note and the shares of Class C Preferred Stock issuable upon conversion hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Maker in a transaction not involving a public offering and have not been the subject of registration under the Securities Act and that under such laws and applicable regulations such securities may be resold in the absence of registration under the Securities Act only in certain limited circumstances. The Payee hereby represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     (b)    Further Limitations on Disposition.  Except as otherwise provided
            ----------------------------------
herein, this Note may not be negotiated, assigned or transferred by Payee. The Payee further agrees not to make any disposition of all or any portion of this Note (or of the securities issuable upon conversion hereof) unless and until:

            (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

            (ii) such disposition is made in accordance with Rule 144 under the Securities Act; or

            (iii) the Payee shall have notified the Maker of the proposed disposition and shall have furnished the Maker with a detailed statement of the circumstances surrounding the proposed disposition, and the Payee shall have furnished the Maker with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Maker, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws.

     (c)    Legends.  It is understood that this Note and each certificate
            -------
evidencing shares of Class C Preferred Stock issuable upon conversion hereof (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear the legends (in addition to any legends which may be required in the opinion of the Maker's counsel by the securities laws of the state where the Payee is located) set forth on the first page of this Note.

8.   Presentment.  Except as set forth herein, Maker waives presentment, demand
     -----------
and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Payee without in any way affecting the liability of Maker.

9.   Notices.
     -------

     (a)    Notices to the Payee.  Any notice required by the provisions of
            --------------------
this Note to be given to the holder hereof shall be in writing and may be delivered by personal service, facsimile transmission or by registered or certified mail, return receipt requested, with postage thereon fully prepaid or overnight delivery courier. All such communications shall be addressed to the Payee of record at its address appearing on the books of the Maker. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.

     (b)    Notices to the Maker.  Whenever any provision of this Note
            --------------------
requires a notice to be given or a request to be made to the Maker by the Payee or the holder of any other security of the Maker obtained in connection with a recapitalization, merger, dividend or other event affecting this Note, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Maker at its principal place of business.

     No notice given or request made hereunder shall be valid unless signed by the Payee of this Note or other holder giving such notice or request (or, in the case of a notice or request by Holders of a specified percent in aggregate principal amount of outstanding Notes, unless signed by each Holder of a Note whose Note has been counted in constituting the requisite percentage of Notes required to give such notice or make such request).

10.  Events of Default.
     -----------------

     (a) Each of the following shall constitute an event of default (an "Event of Default") hereunder: (i) the failure to pay when due any principal or interest hereunder; (ii) the failure of the Maker to effect the Articles Amendment within seven (7) months of the date of issuance of this Note; (iii) the violation by the Maker of any covenant or agreement contained in this Note and the continuance of such violation for a period of thirty (30) days after written notice from the Payee to the Maker of such failure; (iv) any change in control of the Maker which the Board of Directors of the Maker deems to be hostile or unfriendly; (v) the assignment for the benefit of creditors by the Maker; (vi) the application for the appointment of a receiver or liquidator for the Maker or for property of the Maker; (vii) the filing of a petition in bankruptcy by or against the Maker; (viii) the issuance of an attachment or the entry of a judgment against the Maker in excess of $500,000; (ix) a default by the Maker with respect to any other material indebtedness or obligation; (x) the making or sending of a notice of an intended bulk sale by the Maker; or (xi) the termination of existence, dissolution or insolvency of the Maker. Upon the occurrence of any of the foregoing Events of Default, this Note shall be considered to be in default and the entire unpaid principal sum hereof, together with accrued interest, shall at the option of the holder hereof become
immediately due and payable in full.   Upon the occurrence of an Event of
Default which remains uncured as set forth herein and the placement of this Note in the hands of an attorney for collection, the Maker agrees to pay reasonable collection costs and expenses, including reasonable attorneys' fees and interest from the date of the default at the rate of eighteen percent (18%) per annum computed on the unpaid principal balance.

     (b) The Payee may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Payees under this Note.

11.  Construction; Governing Law.  The validity and construction of this Note
     ---------------------------
and all matters pertaining hereto are to be determined in accordance with the laws of the State of Florida without regard to the conflicts of law principles thereof.

                                   * * * * *

     IN WITNESS WHEREOF, Maker, by its appropriate officers thereunto duly authorized, has executed this Convertible Promissory Note and affixed its corporate seal as of this _____ day of September, 1996.


                                               MEDCROSS, INC.


                                               By:
                                                  ------------------------------
                                                  Henry Y.L. Toh, President


ATTEST:


----------------------------------------
Stephanie E. Giallourakis, Secretary

                                CONVERSION FORM

     The undersigned hereby elects to convert _________________________________ Dollars ($_____________) of the unpaid principal amount of the attached 8% Convertible Promissory Note (the "Note") into shares of Class C Preferred Stock of the Maker.



Date:                           Signature:
     -----------------------

                                ----------------------------------------------


                                ------------------------------------------------

                                (Sign exactly as your name appears on the Note)

THIS NOTE HAS NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND HAS BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$660,000                                                 St. Petersburg, Florida
September 6, 1996


     FOR VALUE RECEIVED, the undersigned, Medcross, Inc., a Florida corporation (hereinafter referred to as the "Maker"), hereby promises to pay to Maerki Baumann & Co. AG (the "Payee") at Dreikonig Str 8, 8002 Zurich, Switzerland or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Six Hundred Sixty Thousand Dollars ($660,000) in one installment due on April 1, 1997 (the "Maturity Date"), together with interest from and after the date hereof at the rate of eight percent (8%) per annum computed on the unpaid principal balance. Interest shall be paid by Maker to the Payee quarterly on November 15, February 15, May 15 and August 15 until the principal amount of the Note is converted or paid by the Company. By acceptance of this 8% Convertible Promissory Note (the "Note"), the Payee represents, warrants, covenants and agrees that he, she or it will abide by and be bound by its terms.

1.   Prepayment and Notices. The unpaid principal balance outstanding under this
     ----------------------
Note may be prepaid in part or in full by the Maker without penalty, upon thirty
(30) days notice to the Payee stating the repayment amount and repayment date (the "Repayment Date"); provided, however, that as a condition precedent to prepayment hereunder, the Maker shall have effected an amendment to its Articles of Incorporation to increase the authorized capital stock of the Maker and shall have designated a sufficient amount of Class C Preferred Stock (as hereinafter defined) so as to accommodate conversion as set forth in Section 2 hereof. Any such notice must specify that the Payee may exercise its conversion rights prior to the Repayment Date.

2.   Conversion.
     ----------

     (a) Subject to the provisions of Section 2(b) hereof, the entirety of the unpaid principal amount of this Note shall be automatically converted at any time prior to the close of business on the Maturity Date in the manner and on the terms hereinafter set forth, into shares of Class C Convertible Cumulative Redeemable Preferred Stock ("Class C Preferred Stock") of the Maker at the rate of Sixty Dollars ($60.00) per share of Class C Preferred Stock (the "Conversion Price"), subject to adjustment pursuant to Section 4 hereof, upon the amendment of the Maker's Articles of Incorporation to increase its authorized number of shares of Preferred Stock, $10.00 par value, to at least 2,000,000 shares and the authorized number of shares of Common Stock, $.007 par value, to at least 50,000,000 shares (the "Articles Amendment") and the designation by the Maker of additional Class C Preferred Stock in an amount sufficient to accommodate conversion of this Note (the "Designation").

     (b) Notwithstanding any other provision of this Note to the contrary, upon receipt of notice of the Maker's intent to prepay part or all of the principal amount hereunder, the Payee may elect to exercise the Conversion Right and convert pursuant to Section 2(a) hereof all or a portion (as set forth in subsection (a) hereof) of the amount of unpaid principal which the Maker intends to prepay, up to the close of business on the last business day before the stated Repayment Date.

3.   Conversion Procedure.  Upon completion by the Maker of the Articles
     --------------------
Amendment and the Designation, the Maker shall promptly notify the holder of this Note that conversion of this Note has occurred and the date thereof (the "Automatic Conversion Date"). The holder shall thereupon surrender this Note to the Maker at the principal office of the Maker. The Conversion Right set forth in Section 2(b) of this Note may be exercised by the Payee by the surrender of this Note (along with the conversion form attached hereto duly executed) to the Maker at the principal office of the Maker. Risk of loss prior to surrender of this Note shall be borne by the Payee. Consequently, hand delivery with written acknowledgement of receipt by the Maker or registered or certified mail, return receipt requested, is the preferred mode of delivery. Conversion pursuant to
Section 2(b) hereof shall be deemed to have been effected on the date when such delivery of the conversion notice is actually made or, if earlier, at the expiration of five calendar days after being sent to the Maker by the Payee by registered or certified mail, return receipt requested, with postage thereon fully prepaid (the "Conversion Date"). As promptly as practicable thereafter, the Maker shall issue and deliver to the Payee certificates representing the number of shares of Class C Preferred Stock to which the Payee is entitled together with a check for the accrued interest to the Automatic Conversion Date or the Conversion Date, as the case may be. The Maker shall not be obligated to issue certificates representing shares of Class C Preferred Stock in the name of any party other than the Payee. The person or entity in whose name the certificates representing the shares of Class C Preferred Stock issuable upon conversion hereof shall be deemed to have become a holder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. The Maker covenants that all securities which may be issued upon exercise of the Conversion Right will, upon issuance, be fully paid and nonassessable and free of all taxes, liens and charges caused or created by the Maker with respect to the issuance thereof.

4.   Adjustments.  The number and kind of securities which may be received upon
     -----------
the exercise of the Conversion Right and the Conversion Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     (a)    Stock Splits and Combinations.  If the Maker shall at any time or
            -----------------------------
from time to time after the date hereof effect a subdivision of its outstanding shares of Class C Preferred Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased and the number of shares purchasable upon conversion proportionately increase, and conversely, if the Maker shall at any time or from time to time after the date hereof combine its outstanding shares of Class C Preferred Stock, the Conversion Price then in effect immediately before such combination shall be proportionately increased and the number of shares purchasable upon conversion shall be proportionately decreased. Any adjustment under this section shall become effective upon the close of business on the date the subdivision or combination becomes effective.

     (b)    Certain Dividends and Distributions.  In the event that the Maker
            -----------------------------------
shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of shares of Class C Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Class C Preferred Stock, then and in each such event, the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event that such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

            (i) the numerator of which shall be the total number of shares of Class C Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

            (ii) the denominator of which shall be the sum of the total number of shares of Class C Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and the number of shares of Class C Preferred Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been
                 --------  -------
fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

     (c)    Other Dividends and Distributions.  In the event that the Maker at
            ---------------------------------
any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of shares of Class C Preferred Stock entitled to receive, a dividend or other distribution payable in securities of the Maker other than shares of Class C Preferred Stock, then and in each such event provisions shall be made so that the holder of this Note shall receive, upon conversion of this Note, in addition to the number of shares of Class C Preferred Stock receivable thereupon, the amount of securities of the Maker which such holder would have received had its Note been converted into shares of Class C Preferred Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by the holder as aforesaid during such period, giving application to all adjustments called for during such period under this section with respect to the rights of the holder of the Note.

     (d)    Reclassification, Exchange or Substitution.  If the shares of
            ------------------------------------------
Class C Preferred Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in subsection (e) below), then and in each such event, the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification or other change, as the holder of the number of shares of Class C Preferred Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

     (e)    Reorganization, Merger, Consolidation or Sale of Assets.  If, at
            -------------------------------------------------------
any time or from time to time, there shall be a capital reorganization of the shares of Class C Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this section) or a merger or consolidation of the Maker with or into another corporation, or the sale of all or substantially all of the Maker's properties and assets to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of capital stock or other securities or property of the Maker, or of the successor corporation resulting from such merger or consolidation or sale, to which the holder of shares of Class C Preferred Stock deliverable upon conversion would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this section with respect to the rights of the holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this section (including adjustment of the Conversion Price then in effect and the number of shares of Class C Preferred Stock receivable upon conversion of this Note) shall be applicable after that event as nearly equivalent hereto as may be practicable.

     (f)    Minimum Adjustment.  Notwithstanding anything to the contrary set
            ------------------
forth herein, no adjustment of the Conversion Price shall be made in an amount equal to less than one cent ($.01), but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent ($.01) or more.

     (g)    Certificate of Adjustment.  Upon the occurrence of each adjustment
            -------------------------
or readjustment of the applicable Conversion Price pursuant to this section, the Maker shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate, signed by the Chairman of the Board, the President or the Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     (h)    Notices of Record Date.  If and in the event that:
            ----------------------

            (i) the Maker shall set a record date for the purpose of entitling the holders of shares of Class C Preferred Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

            (ii) the Maker shall set a record date for the purpose of entitling the holders of shares of Class C Preferred Stock to subscribe for or purchase any shares of any class or to receive any other rights;

            (iii) there shall occur any capital reorganization of the Maker, reclassification of the shares of capital stock of the Maker (other than a subdivision or combination of its outstanding shares of Class C Preferred Stock), consolidation or merger of the Maker with or into another corporation, or sale of all or substantially all of the assets of the Maker; or

            (iv) there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Maker;

then, and in any such case, the Maker shall cause to be mailed to the holder of record of this Note, at least thirty (30) days prior to the dates hereinafter specified, a notice stating the date: (A) which has been set as the record date for the purpose of such dividend, distribution, or rights; or (B) on which such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the record date as of which the holder of record shall be entitled to exchange this Note for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up.

5.   Reservation.  The Maker covenants that the Maker will use its best efforts
     -----------
to cause the Articles Amendment and to designate a sufficient number of shares of Class C Preferred Stock prior to the period within which the Conversion Right may be exercised to provide for the exercise of the Conversion Right in full.

6.   Fractional Shares. No fractional shares of Class C Preferred Stock shall be
     -----------------
issued upon conversion of this Note. In lieu of any fractional shares of Class C Preferred Stock to which the Payee would otherwise be entitled, the Maker shall pay an amount equal to the product of such fraction multiplied by the fair value of one share of Class C Preferred Stock on the Conversion Date, as determined in good faith by the Board of Directors of the Maker.

7.   Miscellaneous.
     -------------

     (a)    Restricted Securities.  By acceptance hereof, the Payee
            ---------------------
understands and agrees that this Note and the shares of Class C Preferred Stock issuable upon conversion hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Maker in a transaction not involving a public offering and have not been the subject of registration under the Securities Act and that under such laws and applicable regulations such securities may be resold in the absence of registration under the Securities Act only in certain limited circumstances. The Payee hereby represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     (b)    Further Limitations on Disposition.  Except as otherwise provided
            ----------------------------------
herein, this Note may not be negotiated, assigned or transferred by Payee. The Payee further agrees not to make any disposition of all or any portion of this Note (or of the securities issuable upon conversion hereof) unless and until:

            (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

            (ii) such disposition is made in accordance with Rule 144 under the Securities Act; or

            (iii) the Payee shall have notified the Maker of the proposed disposition and shall have furnished the Maker with a detailed statement of the circumstances surrounding the proposed disposition, and the Payee shall have furnished the Maker with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Maker, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws.

     (c)    Legends.  It is understood that this Note and each certificate
            -------
evidencing shares of Class C Preferred Stock issuable upon conversion hereof (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear the legends (in addition to any legends which may be required in the opinion of the Maker's counsel by the securities laws of the state where the Payee is located) set forth on the first page of this Note.

8.   Presentment.  Except as set forth herein, Maker waives presentment, demand
     -----------
and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Payee without in any way affecting the liability of Maker.

9.   Notices.
     -------

     (a)    Notices to the Payee.  Any notice required by the provisions of
            --------------------
this Note to be given to the holder hereof shall be in writing and may be delivered by personal service, facsimile transmission or by registered or certified mail, return receipt requested, with postage thereon fully prepaid or overnight delivery courier. All such communications shall be addressed to the Payee of record at its address appearing on the books of the Maker. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.

     (b)    Notices to the Maker.  Whenever any provision of this Note
            --------------------
requires a notice to be given or a request to be made to the Maker by the Payee or the holder of any other security of the Maker obtained in connection with a recapitalization, merger, dividend or other event affecting this Note, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Maker at its principal place of business.

     No notice given or request made hereunder shall be valid unless signed by the Payee of this Note or other holder giving such notice or request (or, in the case of a notice or request by Holders of a specified percent in aggregate principal amount of outstanding Notes, unless signed by each Holder of a Note whose Note has been counted in constituting the requisite percentage of Notes required to give such notice or make such request).

10.  Events of Default.
     -----------------

     (a) Each of the following shall constitute an event of default (an "Event of Default") hereunder: (i) the failure to pay when due any principal or interest hereunder; (ii) the failure of the Maker to effect the Articles Amendment within seven (7) months of the date of issuance of this Note; (iii) the violation by the Maker of any covenant or agreement contained in this Note and the continuance of such violation for a period of thirty (30) days after written notice from the Payee to the Maker of such failure; (iv) any change in control of the Maker which the Board of Directors of the Maker deems to be hostile or unfriendly; (v) the assignment for the benefit of creditors by the Maker; (vi) the application for the appointment of a receiver or liquidator for the Maker or for property of the Maker; (vii) the filing of a petition in bankruptcy by or against the Maker; (viii) the issuance of an attachment or the entry of a judgment against the Maker in excess of $500,000; (ix) a default by the Maker with respect to any other material indebtedness or obligation; (x) the making or sending of a notice of an intended bulk sale by the Maker; or (xi) the termination of existence, dissolution or insolvency of the Maker. Upon the occurrence of any of the foregoing Events of Default, this Note shall be considered to be in default and the entire unpaid principal sum hereof, together with accrued interest, shall at the option of the holder hereof become
immediately due and payable in full.   Upon the occurrence of an Event of
Default which remains uncured as set forth herein and the placement of this Note in the hands of an attorney for collection, the Maker agrees to pay reasonable collection costs and expenses, including reasonable attorneys' fees and interest from the date of the default at the rate of eighteen percent (18%) per annum computed on the unpaid principal balance.

     (b) The Payee may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Payees under this Note.

11.  Construction; Governing Law.  The validity and construction of this Note
     ---------------------------
and all matters pertaining hereto are to be determined in accordance with the laws of the State of Florida without regard to the conflicts of law principles thereof.

                                   * * * * *

     IN WITNESS WHEREOF, Maker, by its appropriate officers thereunto duly authorized, has executed this Convertible Promissory Note and affixed its corporate seal as of this _____ day of September, 1996.


                                             MEDCROSS, INC.


                                             By:
                                                 ---------------------------
                                                 Henry Y.L. Toh, President


ATTEST:


----------------------------------------
Stephanie E. Giallourakis, Secretary

                                CONVERSION FORM

     The undersigned hereby elects to convert _________________________________ Dollars ($_____________) of the unpaid principal amount of the attached 8% Convertible Promissory Note (the "Note") into shares of Class C Preferred Stock of the Maker.



Date:                           Signature:
     --------------------

                                ------------------------------------------------



                                ------------------------------------------------

                                (Sign exactly as your name appears on the Note)